Exhibit 10.21

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN

SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

MILESTONE EXTENSION AGREEMENT

COLUMBIA UNIVERSITY – CORIXA – CHINOOK – INTROGEN THERAPEUTICS

MDA – 7 GENE

This Milestone Extension Agreement (the “Agreement”) is effective as of November 12, 2001, and is by and among: the Trustees of Columbia University in the City of New York, New York (“Columbia”); Corixa Corporation, 1124 Columbia Street, Suite 200, Seattle, Washington 98104 (“Corixa”), the successor-in-interest to Chinook Corporation, 1124 Columbia Street, Suite 200, Seattle, Washington 98104 (prior to direct merger into Corixa effective in December, 2000, a wholly owned subsidiary of Corixa, and a successor by merger to GenQuest, Inc.) (“Chinook”); and Introgen Therapeutics, 301 Congress Avenue, Suite 1850, Austin, Texas 78701 (“Introgen”).

WHEREAS, by the “Amended and Restated Research and License Agreement” of July 18, 1997, between Columbia and GenQuest, as amended on March 5, 1999 (the “Columbia-Chinook License Agreement”), Columbia licensed to GenQuest patents and technology relating to use of the MDA-7 gene in treating disease; and

WHEREAS, by the “Executive License Agreement” of July 19, 1999, as amended August 8, 2000, Corixa and Chinook licensed those same patents and technology to Introgen (the “Chinook-Introgen License Agreement”); and

WHEREAS, the Columbia-Chinook License Agreement requires that Chinook or its sub-licensees accomplish by certain dates certain milestones leading to commercial sale; and

WHEREAS, the Chinook-Introgen License Agreement also requires Introgen to accomplish by certain dates certain milestones leading to commercial sale; and

WHEREAS, all parties have agreed to extend, in both License Agreements, the dates for accomplishment of those milestones;

NOW, THEREFORE, it is agreed as follows:

1. Extension of Dates in Columbia-Chinook License Agreement. Paragraphs IIIB (2) through (4), of Appendix IV of the Columbia-Chinook License Agreement are amended to read as follows:

1. Start phase II human clinical studies by January 1, 2003.

2. Start phase III human clinical studies by January 1, 2005.

3. Obtain FDA approval to market a vaccine or other therapeutic product in the United States by January 1, 2008.

2. Extension of Dates in Chinook-Introgen License Agreement. Paragraphs 3.1(d) through (f) of the Chinook-Introgen License Agreement are amended to read as follows:

Event	Date of Accomplishment
(d) Start phase II human clinical studies	By January 1, 2003
(e) Start phase III human clinical studies	By January 1, 2005
(f) Obtain FDA approval to market a vaccine or other therapeutic product in the United States	By January 1, 2008

3. Introgen Payment to Columbia. In consideration of these amendments, all parties agree that Introgen [***] $[***] for the extension of due diligence dates in the Chinook-Introgen license agreement directly to Columbia at the time of commencement of Introgen’s Phase III human clinical studies utilizing the MDA-7 genes. The parties agree that the $[***] from Introgen shall be the only consideration of these amendments, and that no further financial consideration shall be required of Corixa. Further, all parties agree that in the event Introgen terminates its MDA-7 research and clinical development program prior to commencing Phase III human clinical studies utilizing the MDA-7 genes, Introgren’s $[***] shall be due upon Introgen’s notices to the parties hereto that Introgen has terminated its MDA-7 research program.

4. No Other Changes. Except as here amended, the Columbia-Chinook License Agreement and Chinook-Introgen License Agreement shall continue in full force and effect in accordance with their terms.

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date written above.

THE TRUSTEES OF COLUMBIA UNIVERSITY IN THE CITY OF NEW YORK

By:	/s/ M.J. Cleare

Name:	M.J. Cleare

Title:	Executive Director

CORIXA CORPORATION

By:	/s/ Steven Gillis

Name:	Steven Gillis

Title:	CEO

INTROGEN THERAPEUTICS, INC.

By:	/s/ J. David Enloe

Name:	J. David Enloe

Title:	Vice President of Operations